UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V88334-P47662-Z92209  WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION  2026 Annual Meeting  Vote by May 11, 2026 11:59 PM ET. For shares held in a Plan, vote by May 9, 2026 11:59 PM ET.  Vote Virtually at the Meeting*  May 12, 2026  12:00 p.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/WAB2026  WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION 30 ISABELLA STREET  PITTSBURGH, PA 15212  You invested in WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION and  it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 12, 2026.  Get informed before you vote  View the Notice of Annual Meeting of Stockholders and Proxy Statement for 2026 and the Annual Report to Stockholders for 2025  online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call  1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Elect three directors for a term of three years expiring in 2029.  For  1a. Rafael Santana  1b. Lee C. Banks  For  1c. Byron S. Foster  For  2. Approve an advisory (non-binding) resolution to approve the 2025 named executive officer compensation.  For  3. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year.  For  In their discretion, the proxies are authorized to vote upon such other business if properly raised at the annual meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V88335-P47662-Z92209